LEASES	12 Months Ended
May 31, 2012
LEASES

NOTE K — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2012:

May 31,
(In thousands)
2013	$38,034
2014	29,107
2015	21,784
2016	16,491
2017	12,718
Thereafter	35,960

Total Minimum Lease Commitments	$154,094

Total rental expense for all operating leases amounted to $40.6 million, $41.4 million and $41.8 million for the fiscal years ended May 31, 2012, 2011 and 2010, respectively.